Exhibit 99.1
ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENTS
As Revised (1)
(in thousands, except per share data)

	Three months ended	Year ended	Three months ended	Three months ended	Three months ended	Three months ended	Year ended
	Aug 31,	May 31,	May 31,	Feb 28,	Nov 30,	Aug 31,	May 31,
	2014	2014	2014	2014	2013	2013	2013
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Net sales	$87,331	$354,425	$94,060	$88,150	$88,571	$83,644	$341,916
Cost of sales	41,506	174,757	46,650	43,357	43,686	41,064	173,402
Gross profit	45,825	179,668	47,410	44,793	44,885	42,580	168,514
% of net sales	52.5%	50.7%	50.4%	50.8%	50.7%	50.9%	49.3%

Operating expenses
Research and development	6,718	27,486	6,729	7,045	7,003	6,709	26,319
Sales and marketing	20,067	83,200	21,464	20,700	21,073	19,963	76,121
General and administrative	7,323	26,639	7,097	6,445	6,411	6,686	26,186
Amortization of intangibles	4,015	16,622	3,926	4,248	4,339	4,109	16,617
Medical device tax	995	3,829	874	980	999	976	1,600
Change in fair value of contingent consideration	801	(1,808)	673	(4,154)	940	733	1,583
Acquisition, restructuring and other	2,664	10,760	3,063	3,016	2,679	2,002	13,800
Total operating expenses	42,583	166,728	43,826	38,280	43,444	41,178	162,226
Operating income	3,242	12,940	3,584	6,513	1,441	1,402	6,288
Other income (expense), net	(1,824)	(7,200)	(1,474)	(1,970)	(1,791)	(1,965)	(7,875)
Income (loss) before income taxes	1,418	5,740	2,110	4,543	(350)	(563)	(1,587)
Provision for (benefit from) income taxes	948	3,074	3,325	28	(89)	(190)	(376)
Net income (loss)	$470	$2,666	$(1,215)	$4,515	$(261)	$(373)	$(1,211)

Earnings (loss) per common share
Basic	$0.01	$0.08	$(0.03)	$0.13	$(0.01)	$(0.01)	$(0.03)
Diluted	$0.01	$0.08	$(0.03)	$0.13	$(0.01)	$(0.01)	$(0.03)

Weighted average common shares
Basic	35,367	35,136	35,278	35,184	35,132	34,950	34,817
Diluted	35,885	35,440	35,278	35,704	35,132	34,950	34,817

(1)  Revised, as previously disclosed in the Company’s Form 10-Q for the quarterly period ended August 31, 2014, filed October 15, 2014.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
As Revised (1)
(in thousands, except per share data)

Reconciliation of Net Income to non-GAAP Adjusted Net Income:

	Three months ended	Year ended	Three months ended	Three months ended	Three months ended	Three months ended	Year ended
	Aug 31,	May 31,	May 31,	Feb 28,	Nov 30,	Aug 31,	May 31,
	2014	2014	2014	2014	2013	2013	2013
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Net income (loss)	$470	$2,666	$(1,215)	$4,515	$(261)	$(373)	$(1,211)

Amortization of intangibles	4,015	16,622	3,926	4,248	4,339	4,109	16,617
Change in fair value of contingent consideration	801	(1,808)	673	(4,154)	940	733	1,583
Inventory step-up	-	150	-	75	75	-	3,845
Quality Call to Action Program	-	-	-	-	-	-	850
Impact of NYS tax reform legislation	-	1,173	1,173	-	-	-	-
Acquisition, restructuring and other (2)	2,664	10,760	3,063	3,016	2,679	2,002	13,800
Tax effect of non-GAAP items (3)	(2,300)	(9,583)	(1,415)	(2,793)	(2,893)	(2,483)	(13,190)
Adjusted net income	$5,650	$19,980	$6,205	$4,907	$4,879	$3,988	$22,294

Reconciliation of Diluted Earnings Per Share to non-GAAP Adjusted Diluted Earnings Per Share:

	Three months ended	Year ended	Three months ended	Three months ended	Three months ended	Three months ended	Year ended
	Aug 31,	May 31,	May 31,	Feb 28,	Nov 30,	Aug 31,	May 31,
	2014	2014	2014	2014	2013	2013	2013
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Diluted earnings (loss) per share	$0.01	$0.08	$(0.03)	$0.13	$(0.01)	$(0.01)	$(0.03)

Amortization of intangibles	0.11	0.47	0.11	0.12	0.12	0.12	0.47
Change in fair value of contingent consideration	0.02	(0.05)	0.02	(0.12)	0.03	0.02	0.04
Inventory step-up	-	0.00	-	0.00	0.00	-	0.11
Quality Call to Action Program	-	-	-	-	-	-	0.02
Impact of NYS tax reform legislation	-	0.03	0.03	-	-	-	-
Acquisition, restructuring and other (2)	0.07	0.30	0.09	0.08	0.08	0.06	0.39
Tax effect of non-GAAP items (3)	(0.06)	(0.27)	(0.04)	(0.08)	(0.08)	(0.07)	(0.37)
Adjusted diluted earnings per share	$0.16	$0.56	$0.17	$0.14	$0.14	$0.11	$0.63

Adjusted diluted sharecount	35,885	35,440	35,653	35,704	35,348	35,100	35,354

(1)  Revised, as previously disclosed in the Company’s Form 10-Q for the quarterly period ended August 31, 2014, filed October 15, 2014.
(2)  Includes costs related to acquisitions, integrations, restructurings, debt refinancing, litigation, and other items.
(3)  Represents the net tax effect of non-GAAP adjustments.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION (Continued)
As Revised (1)
(in thousands, except per share data)

Reconciliation of Net Income to EBITDA and Adjusted EBITDA:

	Three months ended	Year ended	Three months ended	Three months ended	Three months ended	Three months ended	Year ended
	Aug 31,	May 31,	May 31,	Feb 28,	Nov 30,	Aug 31,	May 31,
	2014	2014	2014	2014	2013	2013	2013
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Net income (loss)	$470	$2,666	$(1,215)	$4,515	$(261)	$(373)	$(1,211)

Provision for (benefit from) income taxes	948	3,074	3,325	28	(89)	(190)	(376)
Other income (expense), net	1,824	7,200	1,474	1,970	1,791	1,965	7,875
Depreciation and amortization	6,685	28,157	7,044	7,243	7,123	6,747	27,227
EBITDA	9,927	41,097	10,628	13,756	8,564	8,149	33,515

Change in fair value of contingent consideration	801	(1,808)	673	(4,154)	940	733	1,583
Acquisition, restructuring and other (2,3)	2,289	10,010	2,688	2,641	2,679	2,002	13,800
Quality Call to Action Program	-	-	-	-	-	-	850
Inventory step-up	-	150	-	75	75	-	3,845
Stock-based compensation	1,395	5,502	1,480	1,599	1,271	1,152	4,609
Adjusted EBITDA	$14,412	$54,951	$15,469	$13,917	$13,529	$12,036	$58,202

Per diluted share:
EBITDA	$0.28	$1.15	$0.30	$0.39	$0.24	$0.23	$0.95
Adjusted EBITDA	$0.40	$1.54	$0.43	$0.39	$0.38	$0.34	$1.65

(1)  Revised, as previously disclosed in the Company’s Form 10-Q for the quarterly period ended August 31, 2014, filed October 15, 2014.
(2)  Includes costs related to acquisitions, integrations, restructurings, debt refinancing, litigation, and other items.
(3)  Excludes $375 of depreciation expense for each of Q1 FY15, Q4 FY14, Q3 FY14 and $750 for FY14 captured in the depreciation and amortization component of this reconciliation.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
As Revised (1)
(in thousands)

	Aug 31,	May 31,
	2014	2014
	(unaudited)	(unaudited)
Assets
Current Assets
Cash and cash equivalents	$13,808	$16,105
Marketable securities	1,670	1,809
Total cash and investments	15,478	17,914

Receivables, net	56,026	61,968
Inventories, net	70,421	61,234
Deferred income taxes	3,667	4,625
Prepaid income taxes	1,936	510
Prepaid expenses and other	6,777	5,471
Total current assets	154,305	151,722

Property, plant and equipment, net	66,794	66,590
Intangible assets, net	201,440	205,256
Goodwill	360,473	360,473
Deferred income taxes	9,236	10,403
Other non-current assets	3,866	4,447
Total Assets	$796,114	$798,891

Liabilities and Stockholders' Equity
Accounts payable and accrued expenses	$46,982	$49,547
Current portion of long-term debt	5,000	5,000
Current portion of contingent consideration	10,897	12,879
Other current liabilities	828	1,288
Total current liabilities	63,707	68,714
Long-term debt, net of current portion	136,410	137,660
Contingent consideration, net of current portion	55,135	54,452
Other long-term liabilities	1,178	1,230
Total Liabilities	256,430	262,056

Stockholders' equity	539,684	536,835
Total Liabilities and Stockholders' Equity	$796,114	$798,891

(1)  Revised, as previously disclosed in the Company’s Form 10-Q for the quarterly period ended August 31, 2014, filed October 15, 2014.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
As Revised (1)
(in thousands)

	Three months ended	Year ended	Nine months ended	Six months ended	Three months ended	Year ended
	Aug 31,	May 31,	Feb 28,	Nov 30,	Aug 31,	May 31,
	2014	2014	2014	2013	2013	2013
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income (loss)	$470	$2,666	$3,881	$(634)	$(373)	$(1,211)
Depreciation and amortization	6,685	28,157	21,113	13,870	6,747	27,227
Amortization of acquired inventory basis step-up	-	150	150	75	-	3,845
Tax effect of exercise of stock options	-	(146)	(146)	(146)	(61)	(1,644)
Stock-based compensation	1,395	5,502	4,022	2,423	1,152	4,609
Change in fair value of contingent consideration	801	(1,808)	(2,481)	1,673	733	1,583
Deferred income taxes	2,110	2,951	1,700	1,155	569	666
Changes in accounts receivable allowance	127	465	281	312	195	338
Gain on sale of assets	-	-	-	-	-	(711)
Loss on discontinuance of product offering	-	-	-	-	-	1,416
Other	190	(17)	(50)	(24)	(47)	157
Changes in operating assets and liabilities
Receivables	5,815	(14,786)	(9,668)	(123)	1,793	1,020
Inventories	(9,187)	(5,608)	(3,491)	(4,351)	(3,473)	(1,909)
Prepaid expenses and other	(2,821)	497	(2,958)	(1,882)	(1,212)	977
Accounts payable and accrued liabilities	(233)	6,658	2,821	3,410	1,277	(9,711)
Net cash provided by (used in) operating activities	5,352	24,681	15,174	15,758	7,300	26,652

Cash flows from investing activities:
Additions to property, plant and equipment	(5,104)	(11,172)	(9,003)	(7,191)	(2,903)	(12,120)
Acquisition of businesses, net of cash acquired	-	(4,169)	(4,169)	(4,169)	(4,169)	(24,474)
Acquisition of intangible assets	(154)	(1,435)	(180)	(150)	-	(800)
Other cash flows from investing activities	-	-	-	-	-	801
Change in escrow receivable	-	-	-	-	-	2,500
Purchases, sales and maturities of marketable securities, net	-	328	328	303	303	11,855
Net cash provided by (used in) investing activities	(5,258)	(16,448)	(13,024)	(11,207)	(6,769)	(22,238)

Cash flows from financing activities:
Repayment of long-term debt	(1,250)	(146,250)	(145,000)	(143,750)	-	(7,500)
Proceeds from issuance of long-term debt	-	100,000	100,000	100,000	-	-
Proceeds from borrowings on revolving credit facility	-	46,410	41,410	41,410
Proceeds from exercise of stock options and ESPP	959	2,444	2,208	1,133	678	1,214
Payment of Contingent Consideration	(2,100)	(15,943)	(14,597)	(9,300)	(950)	-
Deferred financing costs on long-term debt	-	(677)	(677)	(677)	-	-
Net cash provided by (used in) financing activities	(2,391)	(14,016)	(16,656)	(11,184)	(272)	(6,286)

Effect of exchange rate changes on cash	-	86	86	4	4	(65)
Increase (Decrease) in cash and cash equivalents	(2,297)	(5,697)	(14,420)	(6,629)	263	(1,937)

Cash and cash equivalents
Beginning of period	16,105	21,802	21,802	21,802	21,802	23,739
End of period	$13,808	$16,105	$7,382	$15,173	$22,065	$21,802

(1)  Revised, as previously disclosed in the Company’s Form 10-Q for the quarterly period ended August 31, 2014, filed October 15, 2014.